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                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549
                    -----------------------------------

                                  FORM 8-K

                               CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

                    -----------------------------------

                      DATE OF REPORT: OCTOBER 28, 2005

             DATE OF EARLIEST EVENT REPORTED: OCTOBER 27, 2005

                              COMMSCOPE, INC.
           (Exact name of registrant as specified in its charter)

         DELAWARE                     1-12929                   36-4135495
     (State or other          (Commission File Number)       (I.R.S. Employer
     jurisdiction of                                      Identification Number)
      incorporation)


                          1100 COMMSCOPE PLACE, SE
                                P.O. BOX 339
                       HICKORY, NORTH CAROLINA 28602

                  (Address of principal executive offices)

    REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:   (828) 324-2200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01.  Entry Into a Material Definitive Agreement.
            ------------------------------------------

     On October 27, 2005, the Compensation Committee of the Board of Directors of CommScope, Inc. (the "Company") adopted the CommScope, Inc. Policy on Discretionary Performance Compensation (the "Policy"), a copy of which is attached hereto as Exhibit 10.1, effective as of January 1, 2006. The Policy provides eligible employees, including the Company's executive officers, with the opportunity to receive up to 2% of additional base compensation, as annually determined by the Board of Directors in its sole discretion.

     Prior to the adoption of the Policy, the Company, in its discretion, declared an annual profit sharing amount, a significant portion of which was contributed on behalf of eligible employees to the 401(k) plan maintained by the Company and a smaller portion of which was paid to eligible employees in cash. This practice of declaring an annual discretionary profit sharing amount will cease as of December 31, 2005; thereafter, payments will begin to be made pursuant to the Policy. As no payments will be made pursuant to the Policy until 2007, on October 27, 2005, the Compensation Committee approved the payment of a "transition payment" of 2% of base compensation to be paid to the eligible employees described in the October 27, 2005 Compensation Committee minutes, including the Company's executive officers, in March 2006, which is intended to replace the cash portion of the discretionary profit sharing amount.

Item 9.01.  Financial Statements and Exhibits.
            ---------------------------------

  EXHIBIT      DESCRIPTION
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    10.1       Commscope, Inc. Policy on Discretionary Performance Compensation


                                 SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated: October 28, 2005


                                        COMMSCOPE, INC.


                                        By: /s/ Frank B. Wyatt, II
                                           ------------------------------------
                                           Frank B. Wyatt, II
                                           Senior Vice President,
                                             General Counsel and Secretary

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                               EXHIBIT INDEX

EXHIBIT        DESCRIPTION
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10.1           Commscope, Inc. Policy on Discretionary Performance Compensation